UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 9th Avenue NE, Seattle, WA	98105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 385-6490

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Spectral Capital Corporation is referred to herein as the “Company”, “we”, “our” or “us”.

Item 3.02 Unregistered Sales of Equity Securities

On June 17, 2024, the Company’s Board of Directors approved the grant of up to 30,000 options (the “Options”) plus up to 8,000 additional options per year (the “Refresh Options”) to purchase shares of the Company’s common stock, par value $.0001 (the “Common Stock”), to Paul Breitenbach pursuant to the terms of an Offer Letter with Addendum also dated June 17, 2024, executed by and between the Company and Mr. Breitenbach (the “Breitenbach Offer Letter”). We valued each Option at the fair market value price of $0.57 per option. The following chart summarizes the options granted to Mr. Breitenbach.

On June 20, 2024, the Company’s Board of Directors approved the grant of up to 30,000 options (the “Options”) plus up to 8,000 additional options per year (the “Refresh Options”) to purchase shares of Common Stock to Samson Lee pursuant to the terms of an Offer Letter with Addendum also dated June 20, 2024, executed by and between the Company and Mr. Lee (the “Lee Offer Letter”). We valued each Option at the fair market value price of $0.61 per option. The following chart summarizes the options granted to Mr. Lee.

Name	Position with Company	Options Granted	Vesting Date	Exercise Price
Paul Breitenbach	Director	Options to purchase 625 shares of Common Stock monthly or an aggregate of 30,000 shares of Common Stock over 4 years.	625 Options per month for 4 years unless Company milestones are met	Current Market Price on June 17, 2024
Paul Breitenbach	Director	Additional grants of 8,000 stock options each year.	667 Options per month for 4 years unless Company milestones are met	Current Market Price on June 17, 2024
Samson Lee	Director	Options to purchase 625 shares of Common Stock monthly or an aggregate of 30,000 shares of Common Stock over 4 years.	625 Options per month for 4 years unless Company milestones are met	Current Market Price on June 20, 2024
Samson Lee	Director	Additional grants of 8,000 stock options each year.	667 Options per month for 4 years unless Company milestones are met	Current Market Price on June 20, 2024

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Paul Breitenbach

On June 17, 2024, pursuant to the Breitenbach Offer Letter, the Company appointed Paul Breitenbach as a member of the Company’s Board of Directors.

In addition to the options described under Item 3.02 hereof, pursuant to the Breitenbach Offer Letter:

•Mr. Breitenbach will receive the following cash compensation:

▪Year 1: $25,000, paid quarterly ($6,250 per quarter)

▪Year 2 onwards: $50,000, paid quarterly ($12,500 per quarter)

▪$2,000 per board meeting attended

•Mr. Breitenbach will serve a term of four (4) years.

•Mr. Breitenbach may be terminated for any or no reason,

•Mr. Breitenbach may also terminate his membership on the Board for any or no reason by delivering written notice of resignation to the Company,

•If Mr. Breitenbach delivers his resignation, and the Board has not acted on his written notice within thirty days from its date of delivery, then the resignation shall upon the tenth day be deemed accepted by the Board.

•Mr. Breitenbach’s compensation will terminate subject to the Company’s obligations to pay him any cash compensation (or equivalent value in common shares of the Company) that he has already earned and to reimburse him for approved expenses.

Biography of Paul Breitenbach

Since 2010, Mr. Breitenbach has served as the founder and Chief Executive Officer of r4 Technologies, an IT services and consulting company located in Ridgefield, Connecticut that is pioneering cross-enterprise AI. From 1997 to 2017, Mr. Breitenbach served as the Chief Marketing Officer for Walker Digital, a research and development lab located in Stamford, Connecticut that specializes in creating applications and business solutions that work with large-scale networks. From 2001 to 2002, Mr. Breitenbach served as the Chief Marketing Officer of Skillgames. From 1996 to 2000, Mr. Breitenbach was the Chief Marketing Officer and co-founder of priceline.com. From 1995 to 1997, Mr. Breitenbach served as the Vice President of CUC International.

Mr. Breitenbach earned a Bachelor of Arts in Sociology from Cornell University in 1992 and a Master of Business Administration from Cornell Johnson Graduate School of Management in 1995.

Appointment of Samson Lee

On June 20, 2024, pursuant to the Lee Offer Letter, the Company appointed Samson Lee as a member of the Company’s Board of Directors.

•In addition to the options described under Item 3.02 hereof, pursuant to the Lee Offer Letter, Mr. Lee will receive the following cash compensation:

▪Year 1: $25,000, paid quarterly ($6,250 per quarter)

▪Year 2 onwards: $50,000, paid quarterly ($12,500 per quarter)

▪$2,000 per board meeting attended

•Mr. Lee will serve a term of four (4) years.

•Mr. Lee may be terminated for any or no reason,

•Mr. Lee may also terminate his membership on the Board for any or no reason by delivering written notice of resignation to the Company,

•If Mr. Lee deliver his resignation, and the Board has not acted on such written notice within thirty days from its date of delivery, then his resignation shall upon the tenth day be deemed accepted by the Board.

•Mr. Lee’s compensation will terminate subject to the Company’s obligations to pay him any cash compensation (or equivalent value in common shares of the Company) that he has already earned and to reimburse him for approved expenses.

Biography of Samson Lee

Since January 2017, Mr. Lee has been the founder and Chief Executive Officer of Coinstreet, a TechFin service and solution provider located in Hong Kong. Since February 2022, Mr. Lee has been the founder and Chief Executive Officer of CSpro.io, a Hong Kong SFC-licensed corporation specializing in asset tokenization, issuance, and distribution of security tokens.  Since February 2022, Mr. Lee has been the founder and Chief Executive Officer of iSHANG, a Hong Kong-based gateway for mainstream brands and enterprises to enter into web3 market by launching NFT campaigns and vertical NFT applications. Since April 2022, Mr. Lee has been the co-founder and co-chairman of the Hong Kong Web3 Association, a non-profit organization focused on the web3 community in Hong Kong. Since February 2018, Mr. Lee has been the co-chairman of the Asia Pacific Digital Economy Institute in Hong Kong, which aims to create a center of excellence, leadership, and partnership to incubate new thinking and innovation in practice; advance thought-leadership; generate new growth opportunities; enhance the competitiveness and productivity of business; and cultivate talents to accelerate the digital economy.

Mr. Lee earned a Bachelor of Commerce, Economics and Management from the University of Toronto - Rotman School of Management in 1993, completed the Executive Program, Internet Marketing at the University of British Columbia in 2000, earned a Master of Business Administration, China Business from HKUST Business School in 2003 and earned a Master of Science (MS), Telecommunications and Networking from the Hong Kong University of Science and Technology in 2003.

The foregoing description of certain terms of the Breitenbach Offer Letter with Addendum and the Lee Offer Letter with Addendum are qualified in their entirety by reference to entire documents, copies of which are attached as Exhibits 10.12 to 10.15 hereto, and are incorporated by reference herein and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

(d) exhibits

Exhibit	Description
10.12	Offer Letter with Paul Breitenbach dated June 17, 2024
10.13	Addendum to Offer Letter with Paul Breitenbach dated June 17, 2024
10.14	Offer Letter with Samson Lee dated June 20, 2024
10.15	Addendum to Offer Letter with Samson Lee dated June 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: June 21, 2024	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer